UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2023

LIVEVOX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38825 (Commission File Number)	82-3447941 (I.R.S. Employer Identification Number)

655 Montgomery Street, Suite 1000

San Francisco, CA 94111

(Address of principal executive offices and zip code)

(415) 671-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LVOX	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	LVOXW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	LVOXU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 - Costs Associated with Exit or Disposal Activities

On January 13, 2023, LiveVox Holdings, Inc. (the “Company”) authorized a new cost reduction plan (the “CRP”). Management, with the oversight and guidance of the Company’s board of directors, determined to implement the CRP following a review of the Company’s business, operating expenses and the macroeconomic environment. The CRP is intended to reduce the Company’s cost structure and improve its operational efficiency.

The CRP will include a reduction of approximately 96 employees, comprising approximately 16% of the Company’s global workforce. In connection with the CRP, the Company estimates that it will record an aggregate restructuring charge in the first quarter related to one-time termination benefits in the range of $3.0 million to $3.5 million, the substantial majority of which will result in cash expenditures.

Cash expenditures in connection with the CRP consist of payments for salary, benefits, and unused paid time off for the affected employees through their termination date. The CRP will also consist of a severance package that includes a cash severance payment, payments to cover the employer premiums and administration fees for continuation of healthcare coverage for a limited period, and outplacement services.

Each affected employee’s eligibility for the severance benefits is contingent upon such employee’s execution (and non - revocation) of a separation agreement, which includes a general release of claims against the Company. The Company expects payments relating to the CRP to be completed by the end of the first quarter of 2023.

The estimates of the charges and expenditures that the Company expects to incur in connection with the CRP, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the CRP. A letter to the Company’s employees from John DiLullo, the Company’s Chief Executive Officer, regarding the employee restructuring under the CRP is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2023, the employment of Erik Fowler, our former Chief Revenue Officer, was terminated, to be effective January 20, 2023, in connection with the CRP. In connection with his departure, Mr. Fowler is expected to receive payment of a lump sum equal to 36 weeks of his base salary, two months of continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and up to three months of outplacement services to be paid by the Company, subject to his execution of a separation and release agreement and compliance with post-termination restrictive covenants.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected benefits of and timing of completion of the CRP, and the expected costs and charges of the CRP. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; and other risks and uncertainties included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

99.1	Letter to LiveVox Holdings, Inc. Employees from John DiLullo dated January 13, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEVOX HOLDINGS, INC.

Date: January 17, 2023	By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President and Chief Financial Officer